UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported): May 22, 2013

                         National Research Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

      1245 Q Street, Lincoln, Nebraska 68508

(Address of principal executive offices, including ZIP code)

                              (402) 475-2525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 3.03.           Material Modification to Rights of Security Holders.

The information provided in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in to this Item 2.03.

A description of the Class A Common Stock and the Class B Common Stock (both as defined in Item 5.03 below) of National Research Corporation (the “Company”) is set forth under the caption “Proposal 2 – Approval of an Amendment and Restatement of the Company’s Articles of Incorporation – Description of the Class A Common Stock and the Class B Common Stock” in the Company’s definitive proxy statement with respect to its 2013 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on April 10, 2013, which description is incorporated herein by reference.

Item 5.03.           Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On March 25, 2013, the Company announced that its Board of Directors (the “Board”) had unanimously approved a recapitalization plan (the “Recapitalization”) pursuant to which the Company would: (i) establish two classes of common stock, consisting of a new class of common stock with 1/100th of a vote per share and with the right to receive 1/6th of the dividend, if any, paid on the other class of common stock, designated as class A common stock, par value $0.001 per share (the “Class A Common Stock”), and a new class of common stock with one vote per share and with the right to receive six times the dividend, if any, paid on the other class of common stock, designated as class B common stock, par value $0.001 per share (the “Class B Common Stock”); (ii) issue a dividend of three shares of Class A Common Stock for each share of the Company’s existing common stock (the “Existing Stock”); and (iii) following the record date of the aforementioned dividend distribution, reclassify each share of Existing Stock as one-half of one share of Class B Common Stock.

In order to implement the Recapitalization, it was necessary to amend the Company’s Articles of Incorporation (the “Articles”). As such, the Board adopted resolutions approving certain amendments to the Articles described below and recommended that the Company’s shareholders approve the same at the Company’s Annual Meeting of Shareholders held on May 9, 2013 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered the following two sub-proposals to implement the Recapitalization:

(A) An amendment and restatement of the Articles to increase the authorized number of shares of all classes of capital stock from 22,000,000 to 142,000,000, consisting of: (i) 60,000,000 shares of Class A Common Stock; (ii) 80,000,000 shares of Class B Common Stock; and (iii) 2,000,000 shares of preferred stock; and to establish the rights, preferences and privileges of, and the restrictions on, the Class A Common Stock and the Class B Common Stock; and

(B) An amendment and restatement of the Articles to reclassify each share of Existing Stock as one-half of one share of Class B Common Stock.

Both of these sub-proposals were approved by the shareholders of the Company at the Annual Meeting.

Consequently, the Company consummated the Recapitalization on May 22, 2013 by (1) issuing a dividend of three shares of Class A Common Stock for each share of Existing Stock held by shareholders of record as of May 20, 2013 and (2) filing Amended and Restated Articles of Incorporation of the Company (pursuant to which each share of Existing Stock was automatically reclassified as one-half of one share of Class B Common Stock).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Incorporation of the Company, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.          Other Events.

The tables below set forth, as supplemental information, adjusted share and per share data that reflects the impact of the Recapitalization as if it had occurred at the beginning of each period presented. Net income per share of Class A Common Stock and Class B Common Stock is computed using the two-class method. Basic net income per share is computed by allocating undistributed earnings to common shares and using the weighted-average number of common shares outstanding during the period.

Diluted net income per share is computed using the weighted-average number of common shares and, if dilutive, the potential common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon the exercise of stock options and vesting of restricted stock. The dilutive effect of outstanding stock options is reflected in diluted earnings per share by application of the treasury stock method.

The liquidation rights and the rights upon the consummation of an extraordinary transaction are the same for the holders of Class A Common Stock and Class B Common Stock. Other than share distributions and liquidation rights, the amount of any dividend or other distribution payable on each share of Class A Common Stock will be equal to one-sixth (1/6th) of the amount of any such dividend or other distribution payable on each share of Class B Common Stock. As a result, the undistributed earnings for each year are allocated based on the contractual participation rights of the Class A and Class B Common Stock as if all the earnings for the year had been distributed.

	For the Three Months Ended March 31, 2013		For the Three Months Ended March 31, 2012
	Class A Common Stock	Class B Common Stock	Class A Common Stock	Class B Common Stock
	(In thousands, except per share data)
Numerator for net income per share - basic:
Allocation of distributed earnings	$1,071	$1,071	$881	$881
Allocation of undistributed earnings	1,164	1,164	1,044	1,044
Net income attributable to common shareholders	$2,235	$2,235	$1,925	$1,925
Denominator for net income per share - basic:
Weighted average common shares outstanding - basic	20,669	3,445	20,157	3,360
Net income per share – basic	$0.11	$0.65	$0.10	$0.57
Numerator for net income per share - diluted:
Net income attributable to common shareholders for basic computation	$2,235	$2,235	$1,925	$1,925
Denominator for net income per share - diluted:
Weighted average common shares outstanding - basic	20,669	3,445	20,157	3,360
Weighted average effect of dilutive securities:
Stock Options	361	60	522	87
Restricted Stock	33	6	42	7
Weighted average common shares outstanding - diluted	21,063	3,511	20,721	3,454
Net income per share - diluted	$0.11	$0.64	$0.09	$0.56

	For the Three Months Ended June 30, 2012		For the Six Months Ended June 30, 2012
	Class A Common Stock	Class B Common Stock	Class A Common Stock	Class B Common Stock
	(In thousands, except per share data)
Numerator for net income per share - basic:
Allocation of distributed earnings	$882	$882	$1,762	$1,762
Allocation of undistributed earnings	1,088	1,088	2,132	2,132
Net income attributable to common shareholders	$1,970	$1,970	$3,894	$3,894
Denominator for net income per share - basic:
Weighted average common shares outstanding - basic	20,254	3,376	20,206	3,368
Net income per share - basic	$0.10	$0.58	$0.19	$1.16
Numerator for net income per share - diluted:
Net income attributable to common shareholders for basic computation	$1,970	$1,970	$3,894	$3,894
Denominator for net income per share - diluted:
Weighted average common shares outstanding - basic	20,254	3,376	20,206	3,368
Weighted average effect of dilutive securities:
Stock Options	526	87	537	89
Restricted Stock	49	8	49	8
Weighted average common shares outstanding - diluted	20,829	3,471	20,792	3,465
Net income per share - diluted	$0.09	$0.57	$0.19	$1.12

	For the Three Months Ended September 30, 2012		For the Nine Months Ended September 30, 2012
	Class A Common Stock	Class B Common Stock	Class A Common Stock	Class B Common Stock
	(In thousands, except per share data)
Numerator for net income per share - basic:
Allocation of distributed earnings	$887	$887	$2,650	$2,650
Allocation of undistributed earnings	901	901	3,033	3,033
Net income attributable to common shareholders	$1,788	$1,788	$5,683	$5,683
Denominator for net income per share - basic:
Weighted average common shares outstanding - basic	20,373	3,395	20,262	3,377
Net income per share - basic	$0.09	$0.53	$0.28	$1.68
Numerator for net income per share - diluted:
Net income attributable to common shareholders for basic computation	$1,788	$1,788	$5,683	$5,683
Denominator for net income per share - diluted:
Weighted average common shares outstanding - basic	20,373	3,395	20,262	3,377
Weighted average effect of dilutive securities:
Stock Options	481	80	519	86
Restricted Stock	29	5	42	7
Weighted average common shares outstanding - diluted	20,883	3,480	20,823	3,470
Net income per share - diluted	$0.09	$0.51	$0.27	$1.64

	For the Three Months Ended December 31, 2012
	Class A Common Stock	Class B Common Stock
	(In thousands, except per share data)
Numerator for net income per share - basic:
Allocation of distributed earnings	$6,031	$6,031
Allocation of overdistribruted earnings	(4,180)	(4,180)
Net income attributable to common shareholders	$1,851	$1,851
Denominator for net income per share - basic:
Weighted average common shares outstanding - basic	20,513	3,419
Net income per share - basic	$0.09	$0.54
Numerator for net income per share - diluted:
Net income attributable to common shareholders for basic computation	$1,851	$1,851
Denominator for net income per share - diluted:
Weighted average common shares outstanding - basic	20,513	3,419
Weighted average effect of dilutive securities:
Stock Options	415	69
Restricted Stock	31	5
Weighted average common shares outstanding - diluted	20,959	3,493
Net income per share - diluted	$0.09	$0.53

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
	Class A Common Stock	Class B Common Stock	Class A Common Stock	Class B Common Stock
	(In thousands, except per share data)
Numerator for net income per share - basic:
Allocation of distributed earnings	$8,681	$8,681	$2,956	$2,956
Allocation of (overdistributed) undistributed earnings	(1,147)	(1,147)	2,826	2,826
Net income attributable to common shareholders	$7,534	$7,534	$5,782	$5,782
Denominator for net income per share - basic:
Weighted average common shares outstanding - basic	20,325	3,388	20,016	3,336
Net income per share - basic	$0.37	$2.22	$0.29	$1.73
Numerator for net income per share - diluted:
Net income attributable to common shareholders for basic computation	$7,534	$7,534	$5,782	$5,782
Denominator for net income per share - diluted:
Weighted average common shares outstanding - basic	20,325	3,388	20,016	3,336
Weighted average effect of dilutive securities:
Stock Options	492	82	474	79
Restricted Stock	37	6	36	6
Weighted average common shares outstanding - diluted	20,854	3,476	20,526	3,421
Net income per share - diluted	$0.36	$2.17	$0.28	$1.69

	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009
	Class A Common Stock	Class B Common Stock	Class A Common Stock	Class B Common Stock
	(In thousands, except per share data)
Net income per share - basic	$0.21	$1.28	$0.21	$1.28
Net income per share - diluted	$0.21	$1.26	$0.21	$1.26

Weighted average common shares outstanding - basic	19,912	3,319	19,910	3,318
Weighted average common shares outstanding - diluted	20,207	3,368	20,170	3,362

Item 9.01.               Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits. The following exhibits are being filed herewith:

(3.1)

Amendments to the Articles of Incorporation of National Research Corporation effective May 22, 2013 (incorporated by reference to Appendix A to National Research Corporation’s definitive proxy statement, as filed with the Securities and Exchange Commission on April 10, 2013).

(3.2)	Amended and Restated Articles of Incorporation of National Research Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION

Dated: May 24, 2013	By:	/s/ Kevin R. Karas
Kevin R. Karas
Senior Vice President-Finance, Chief Financial
Officer, Treasurer and Secretary

NATIONAL RESEARCH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated May 22, 2013

Exhibit
Number

(3.1)

Amendments to the Articles of Incorporation of National Research Corporation effective May 22, 2013 (incorporated by reference to Appendix A to National Research Corporation’s definitive proxy statement, as filed with the Securities and Exchange Commission on April 10, 2013).

(3.2)	Amended and Restated Articles of Incorporation of National Research Corporation.